Exhibit 10.2

FORM OF BOARD OBSERVER RIGHTS AGREEMENT

This Board Observer Rights Agreement, dated effective as of [•] (this “Agreement”), is entered into by and between Sotherly Hotels Inc., a Maryland corporation (the “Company”), and [•] (the “Investor”).

WHEREAS, the Company desires to grant to the Investor a right to appoint one representative (the “Observer”) to attend, in a non-voting observer capacity, meetings of the board of directors of the Company (the “Board”) and committees thereof (“Committees”), as further described, and subject to the terms and conditions set forth herein; and

WHEREAS, in connection with the rights granted herein, the parties hereto have agreed to certain other matters, as provided in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Observer Rights.

(a) Beginning on the date hereof and ending upon the termination or expiration of the Mezzanine Loan Agreement, dated as of the date hereof, by and among ACF II SOHO Mezz Lender LLC, an affiliate of the Investor, as lender, and Sotherly Hotels Mezz LLC, a subsidiary of the Company, as borrower, and indirect owner of those certain properties named therein (the “Board Rights Termination Date” and such period from the date of this Agreement to the Board Rights Termination Date, the “Observation Period”), the Company grants to the Investor the option and right, exercisable at any time during the Observation Period by delivering a written notice of such appointment to the Company, to appoint the Observer to attend all meetings (including telephonic or videoconference meetings and meetings held in executive session) of the Board and all Committees during the Observation Period in a non-voting, observer capacity, which may be a representative of Investor who does not currently serve on the Board at such time of appointment (“Investor Representative”).

The Observer may participate fully in discussions of all matters brought to the Board or Committee, as the case may be, for consideration, but in no event shall the Observer (i) be deemed to be a member of the Board or any Committee; (ii) except for (and without limitation of) the obligations expressly set forth in this Agreement and the Acknowledgement, have or be deemed to have, or otherwise be subject to, any duties (fiduciary or otherwise) to the Company or its stockholders; or (iii) have the right to propose or offer any motions or resolutions to the Board or Committees. Upon request, the Company shall allow the Observer to attend Board or Committee meetings by telephone or electronic communication. The presence of the Observer shall not be required for purposes of establishing a quorum.

(b) The Company shall provide to the Observer copies of all notices, minutes, consents and other materials that it provides to Board members (collectively, “Board Materials”), including any draft versions, proposed written consents, and exhibits and annexes to any such materials, at the same time and in the same manner as such information is delivered to the Board members.

[Signature Page to Board Observer Rights Agreement]

(c) Notwithstanding anything herein to the contrary, the Company may exclude the Observer from access to any Board Materials, meeting or portion thereof if the Board concludes, acting in good faith, that (i) such exclusion is reasonably necessary to preserve the attorney-client or work product privilege between the Company or its Affiliates and its counsel (provided, however, that any such exclusion shall only apply to such portion of such material or meeting which would be required to preserve such privilege); or (ii) such Board Materials or discussion relates to an existing or potential contractual relationship or transaction between the Company or any of its Affiliates and the Investor or its Affiliates.

(d) From and after the Board Rights Termination Date, any rights of Investor and the Observer provided in Sections 1(a) and 1(b) shall cease.

2. Confidential Information.

(a) To the extent that any information obtained by the Observer from the Company (or any director, officer, employee or agent thereof) is Confidential Information (as defined below), the Investor shall, and shall cause the Observer to, treat any such Confidential Information as confidential in accordance with the terms and conditions set out in this Section 2.

(b) As used in this Agreement, “Confidential Information” means any and all information or data concerning the Company or its Affiliates, whether in verbal, visual, written, electronic or other form, which is disclosed to the Observer by the Company or any director, officer, employee or agent of the Company (including all Board Material that is non-public information), together with all information discerned from, based on or relating to any of the foregoing which may be prepared or created by the Observer, the Investor or any of its Affiliates, or any of their respective directors, officers, employees, agents or advisors (each, a “Representative”); provided, however, that “Confidential Information” shall not include information that:

(i) is or becomes generally available to the public other than as a result of disclosure of such information by the Investor, any of its Affiliates, any of their Representatives, or the Observer;

(ii) is independently developed by the Investor, any of its Affiliates, any of their Representatives, or the Observer without use of Confidential Information provided by the Company or by any director, officer, employee or agent thereof;

(iii) becomes available to the recipient of such information at any time on a non-confidential basis from a third party that is not, to the recipient’s knowledge, prohibited from disclosing such information to the Investor or any of its Affiliates, any of their respective Representatives, or the Observer by any contractual, legal or fiduciary obligation to the Company; or

(iv) was known by the Investor, any of its Affiliates, or the Observer prior to receipt from the Company or from any director, officer, employee or agent thereof.

(c) The Investor shall, and shall cause the Observer to, (i) retain all Confidential Information in strict confidence; (ii) not release or disclose Confidential Information in any manner to any other person (other than disclosures to the Investor, its Affiliates or to any of its or their Representatives who (A) have a need to know such information; and (B) are informed of its confidential nature); and (iii) use the Confidential Information solely in connection with the Investor’s and Observer’s rights hereunder and not for any other purpose; provided, however, that the foregoing shall not apply to the extent the Investor, its Affiliates, any of its or their Representatives or the Observer are compelled to disclose Confidential Information by judicial or administrative process, pursuant to the advice of its outside counsel, or by requirements of law; provided, further, however, that, if legally permissible, prior written notice of such disclosure shall be given to the Company so that the Company may take action, at its expense, to prevent such disclosure and any such disclosure is limited only to that portion of the Confidential Information which such person is compelled to disclose.

(d) The Investor, on behalf of itself and the Observer, acknowledges that the Confidential Information is proprietary to the Company and may include trade secrets or other business information the disclosure of which could harm the Company. None of the Investor, any of its Affiliates, their Representatives or the Observer shall, by virtue of the Company’s disclosure of, or such person’s use of any Confidential Information, acquire any rights with respect thereto, all of which rights (including intellectual property rights) shall remain exclusively with the Company. The Investor shall be responsible for any breach of this Section 2 by the Observer, any of its Affiliates, or its or their Representatives.

(e) The Investor agrees that, upon the request of the Company following the Board Rights Termination Date, it will (and will cause the Observer, its Affiliates and its and their Representatives to) promptly (i) return or destroy all physical materials containing or consisting of Confidential Information and all hard copies thereof in their possession or control; and (ii) destroy all electronically stored Confidential Information in their possession or control; provided, however, that each of the Investor, its Affiliates, and its and their Representatives may retain any electronic or written copies of Confidential Information as may be (A) stored on its electronic records or storage system resulting from automated back-up systems; (B) required by law, other regulatory requirements, or internal document retention policies; or (C) contained in board presentations or minutes of board meetings of the Investor or its Affiliates; provided, further, however, that any such retained Confidential Information shall remain subject to this Section 2.

3. Expenses. The Company agrees to reimburse the Investor for reasonable out-of-pocket expenses incurred in connection with the Observer’s attendance at Board and Committee meetings; provided, that all reimbursements payable by the Company pursuant to this Section 3 shall be payable in accordance with and subject to the Company’s policies and practices with respect to director expense reimbursement then in effect.

4. Miscellaneous.

(a) Notices. All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given upon the earlier of actual receipt or (a) when delivered by hand (providing proof of delivery); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); or (c) on the date sent by email if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient. Such communications must be sent to the respective parties at the following addresses (or to such other persons or at such other address for a party as shall be specified in a written notice given in accordance with this Section 4):

If to the Company:

Sotherly Hotels, Inc.

20 Huling Avenue

Memphis, TN 38103

Attention: Jami Lazarov

Email: jlazarov@kwcmgmt.com

With a copy (which shall not constitute notice) to:

Bass, Berry & Sims PLC

The Tower at Peabody Place

100 Peabody Place, Suite 1300

Memphis, TN 38103

Attention: Richard Mattern

Email: rmattern@bassberry.com

If to the Investor:

[•]

Attention:

Email:

With a copy (which shall not constitute notice) to:

[•]

Attention:

Email:

(b) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties, and supersedes any and all previous agreements and understandings, whether oral or written, between the parties regarding the matters set out in this Agreement.

(c) Modification. No provision of this Agreement may be amended, modified or waived, except in a writing signed by the parties hereto.

(d) Binding Effect; Assignment. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but will not be assignable or delegable by any party without the prior written consent of the other party.

(e) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision, and if any restriction in this Agreement is found by a court to be unreasonable or unenforceable, then such court may amend or modify the restriction so it can be enforced to the fullest extent permitted by law.

(f) Headings. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

(g) Counterparts. This Agreement may be executed by electronic signature in any number of counterparts, each of which together shall constitute one and the same instrument.

(h) No Waiver. Any waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist on strict adherence to any term of this Agreement on one or more occasions shall not be construed as a waiver or deprive such party of the right to thereafter insist on strict adherence to that term or any other term of this Agreement.

(i) Remedies. The Company, on the one hand, and the Investor, on the other hand, each acknowledge and agree that monetary damages may not be a sufficient remedy for any breach (or threatened breach) of this Agreement by it and that, in the event of any breach or threatened breach hereof, (i) the non-breaching party shall have the right to seek immediate injunctive and other equitable relief, without proof of actual damages; (ii) the breaching party will not plead in defense thereto that there would be an adequate remedy at law; and (iii) the breaching party agrees to waive any applicable right or requirement that a bond be posted by the non-breaching party. Such remedies will not be the exclusive remedies for a breach of this Agreement, but will be in addition to all other remedies that may be available to the non-breaching party at law or in equity.

(j) Applicable Law; Venue; Waiver of Jury Trial. This Agreement and the agreements, instruments, and documents contemplated hereby, shall be governed by, and construed in accordance with, the laws of the State of Maryland, without regard to any applicable principles of conflicts of law that might require the application of the laws of any other jurisdiction. In any action or proceeding between any of the parties arising out of or relating to this Agreement or any of the actions contemplated hereby, each party: (i) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Circuit Courts of the State of Maryland or in the event (but only in the event) that such court does not have subject matter jurisdiction over such Legal Action, in any state or federal court within the State of Maryland, (ii) agrees that all claims in respect of such action or proceeding shall be heard and determined exclusively in accordance with the preceding clause (i), (iii) waives any objection to laying venue in any such action or proceeding in such courts, (iv) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over any party, and (v) agrees that service of process upon such party in any such action or proceeding shall be effective if such process is given as a notice in accordance with Section 4(a) of this Agreement. The parties hereto hereby waive trial by jury in any action brought on or with respect to this Agreement or any other document executed in connection herewith or therewith.

(k) Survival. The provisions of Sections 2, 3, 4(i) and 4(j) will survive termination of this Agreement.

[Remainder of page intentionally left blank. Signature page to follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Board Observer Rights Agreement to be duly executed as of the date first indicated above.

COMPANY:

Sotherly Hotels Inc.,
a Maryland corporation

By:
Name: Zach Schmidt
Title: Chief Executive Officer

INVESTOR:

By:
Name:
Title:

[Signature Page to Board Observer Rights Agreement]

EXHIBIT A

ACKNOWLEDGEMENT AND AGREEMENT TO BE BOUND

This Acknowledgement and Agreement to be Bound, dated effective as of [•] (“Acknowledgement”) is given by the undersigned as a representative designated by [•] (the “Investor”) to act as the Observer pursuant to that certain Board Observer Rights Agreement by and between Sotherly Hotels Inc., a Maryland corporation (the “Company”), and the Investor dated as of [•] (the “Agreement”). Capitalized terms used, but not defined, herein have the meanings ascribed thereto in the Agreement.

1. By his execution of this Acknowledgement, the undersigned acknowledges and agrees:

(a) That he has received and reviewed a copy of the Agreement and that his execution of this Acknowledgement is a condition precedent to his appointment as the Observer under the Agreement.

(b) To treat any Confidential Information obtained by him from the Company (or any director, officer, employee or agent thereof) in accordance with Section 2 of the Agreement.

(c) That either the Investor or the undersigned may terminate the undersigned’s service as the Observer as set forth in the Agreement. If the undersigned ceases to serve as the Observer, he shall (i) no longer be entitled to exercise any rights afforded to the Observer under Section 1 of the Agreement and (ii) as promptly as practicable (but in any event not later than three business days thereafter) deliver or destroy all physical materials containing or consisting of Confidential Information in his possession or control to the Investor.

2. No provision of this Acknowledgement may be amended, modified or waived, except in a writing signed by the undersigned and the Company. The invalidity or unenforceability of any provision of this Acknowledgement shall not affect the validity or enforceability of any other provision, and if any restriction in this Acknowledgement is found by a court to be unreasonable or unenforceable, then such court may amend or modify the restriction so it can be enforced to the fullest extent permitted by law. This Acknowledgement may be executed by electronic signature in any number of counterparts, each of which together shall constitute one and the same instrument.

3. The undersigned acknowledges and agrees that monetary damages may not be a sufficient remedy for any breach (or threatened breach) of this Agreement by him and that, in the event of any breach or threatened breach hereof, (a) the Company shall have the right to seek immediate injunctive and other equitable relief, without proof of actual damages; (b) he will not plead in defense thereto that there would be an adequate remedy at law, and (c) he agrees to waive any applicable right or requirement that a bond be posted by the Company. Such remedies will not be the exclusive remedies for a breach of this Agreement, but will be in addition to all other remedies that may be available to the Company at law or in equity.

4. Section 4(j) (Applicable Law; Venue) of the Agreement shall be applicable to this Acknowledgement, and the undersigned hereby agrees to be bound thereby, as if set forth herein. If any notice, request, demand or other communication is given to the undersigned under this Acknowledgement, it shall be given to him at his address set forth on the signature page hereto or such other address as the undersigned shall have provided in writing to the Company in accordance with Section 4 of the Agreement.

[Remainder of Page Intentionally Left Blank. Signature Page to Follow.]

IN WITNESS WHEREOF, the undersigned has executed this Acknowledgement as of the date first above written.

Printed Name:

[ADDRESS]

ACKNOWLEDGED AND ACCEPTED as of this [•] day of [•]:

COMPANY:

Sotherly Hotels Inc.,
a Maryland corporation

By:
Name: Zach Schmidt
Title: Chief Executive Officer

INVESTOR:

By:
Name:
Title:

[Signature Page to Exhibit A: Acknowledgement and to be Bound]